UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21342

Lehman Brothers First Trust Income Opportunity Fund
(Exact name of registrant as specified in charter)

399 Park Ave., New York, NY			10022
(Address of principal executive offices)			(Zip code)

Peter E. Sundman, Executive Vice President, Neuberger Berman Inc. 605 Third Avenue, New York, NY 10158
(Name and address of agent for service)

Arthur C. Delibert, Esq. Kirkpatrick & Lockhart Preston Gates Ellis LLP 1601 K Street, N.W. Washington, DC 20006-1600
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 526-7000

Date of fiscal year end:	12/31/2006

Date of reporting period:	12/31/2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The annual report for the period January 1, 2006 through December 31, 2006 is filed herewith.

annual report 2006

Lehman Brothers
First Trust Income
Opportunity Fund

contents

Chairman's Letter	2

Portfolio Managers' Report	3

Fund Overview	4

Schedule of Investments	5

Notes to Schedule of Investments	15

Statement of Assets and Liabilities	16

Statement of Operations	17

Statement of Changes in Net Assets	18

Financial Highlights	19

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	26

Dividend Reinvestment Plan	27

Trustees and Officers Table	28

chairman's letter

Dear Shareholder:

We are pleased to present to you the 2006 annual report for Lehman Brothers First Trust Income Opportunity Fund, covering the twelve months ended December 31, 2006. The report includes portfolio commentary, a listing of the Fund's investments, and its audited financial statements for the reporting period.

High yield bonds posted positive returns for the year. Factors contributing to results were strong fundamentals, including solid corporate earnings growth, declining default rates, the normalization of monetary policy, and steady demand for higher yielding bonds. Looking out over the next nine to twelve months, we are reasonably positive on the high yield market. Our outlook is for a stable economy, as we anticipate economic growth in the range of 2.5% to 3.0%. In addition, we expect a generally even balance between supply and demand for high yield issuance. We continue to keep a watchful eye out for developments that could negatively affect the market. We are especially focused on default rates, the housing market, and inflation. Overall, we continue to anticipate that 2007 will prove to be a good year for high yield securities and we are optimistic for attractive full-year returns.

The Fund's investment objective is to seek high total return through income plus capital appreciation. The Fund pursues this investment objective by investing primarily in high yield debt securities.* Its performance is dependent on several factors, including the rate of interest received on securities held by the Fund, the cost of distributions payable on Money Market Cumulative Preferred Shares issued by the Fund, and the results of interest rate hedges used by the Fund in seeking to manage short-term interest rate costs.

Portfolio Co-Managers Ann H. Benjamin and Thomas P. O'Reilly and their team of seasoned investment professionals at Lehman Brothers Asset Management LLC manage the Fund. The team takes a proactive approach to high yield asset management, integrating detailed security and industry analysis within the context of a global economic outlook. The portfolio management team and research analysts are industry specialists who carry out independent primary research on companies and industries. In addition to seeking value from specific issue selections, they implement strategies seeking to take advantage of valuation opportunities across industry sectors and credit quality tiers.

We thank you for the trust you have placed in us by investing in Lehman Brothers First Trust Income Opportunity Fund. We will continue to do our best to earn it.

Sincerely,

Peter Sundman

Chairman of the Board Lehman Brothers First Trust Income Opportunity Fund

*  Portfolios that invest in bonds and other fixed income securities can provide regular income and have historically been less volatile than most stock funds. However, they are subject to risks including credit risk, default on principal or interest payments and interest rate fluctuations. High yield bonds, also known as "junk bonds," are subject to additional risks such as the increased risk of default.

lehman brothers first trust income opportunity fund annual report 2006 portfolio managers' report

Market Review

The high yield corporate market generated an attractive return in 2006. Factors contributing to the favorable results were strong fundamentals, including solid earnings growth, declining default rates, the normalization of monetary policy and steady demand for higher yielding bonds. The market started the year on a positive note, delivering solid results during the first four months of the year. The market subsequently witnessed a re-pricing in the May/June period as a result of concerns about inflation and other macroeconomic conditions, uncertainty about the direction of the Federal Reserve and equity market volatility. The mid-year correction reversed itself during the back half of the year, and the market finished strongly as earlier concerns were alleviated.

Credit spreads tightened for the entire year and lower quality bonds outperformed higher quality issues. As measured by the Merrill Lynch U.S. High Yield Master II Index, CCC rated bonds provided a return of more than 18% for the year compared to 11% and 10% for issues rated B and BB, respectively.* High yield returns were not significantly affected by the upward movement of interest rates.

Portfolio Highlights

Lehman Brothers First Trust Income Opportunity Fund's portfolio is structured in accordance with our outlook across industry sectors and credit quality tiers. To summarize, it is primarily tilted toward industries that exhibit a high level of cash flow stability and away from more cyclical industries. The portfolio is generally neutrally weighted with respect to BB rated and B rated securities and underweighted in issues rated below CCC-, the riskiest part of the high yield market. At the end of the year, the portfolio held overweight positions in the following sectors: Healthcare, Automotive & Auto Parts, Media-Cable, and Printing & Publishing. The portfolio was underweighted in the Real Estate & Homebuilders, Paper & Packing, Capital Goods, and Chemicals sectors.

Market Outlook

Looking out over the next nine to twelve months, we are reasonably positive on the high yield market. High yield bonds continue to offer an attractive yield relative to other fixed income investments. While valuations are somewhat on the high side, there are good reasons to believe that the market will remain strong and bond prices firm. Our outlook is for a stable U.S. economy, as we anticipate economic growth in the range of 2.5% to 3.0%. This should translate into low default rates, in the 2–3% range and only modestly higher than current levels.

In addition, we expect a generally even balance between supply and demand for high yield issuance, as maturities and coupon income will generate cash flow for reinvestment into the market. Taken together, these favorable factors should mean stable prices for high yield securities.

We will keep a watchful eye out for developments that could negatively affect the market. We are especially focused on the strength of the economy and any meaningful uptick in default rates. Developments with respect to the housing market and inflationary pressures bear watching. While spreads are narrow by historical standards, particularly for the lower rated tiers, we envision no compelling reasons to anticipate substantial widening at this time, barring an "event" creating flight-to-quality conditions, significant Fed tightening in response to inflation surprises, or a material deterioration in economic activity. Issue selection decisions will be an important contributor to returns for high yield looking out nine to twelve months.

Sincerely,

Ann H. Benjamin and Thomas P. O'Reilly

Portfolio Co-Managers

Past performance is not indicative of future results.

Portfolios that invest in bonds and other fixed income securities can provide regular income and have historically been less volatile than most stock funds. However, they are subject to risks including credit risk, default on principal or interest payments and interest rate fluctuations. High yield bonds, also known as "junk bonds," are subject to additional risks such as the increased risk of default.

*  The Merrill Lynch® U.S. High Yield Master II Index is an unmanaged market-value-weighted index of all domestic and Yankee high yield bonds, including deferred interest bonds and payment-in-kind securities, and is not an investment vehicle. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-Baa3, but are not in default.

lehman brothers first trust income opportunity fund

fund overview (as of 12/31/06)1

Performance Highlights2

	Inception Date	3 Months Ended 12/31/06	6 Months Ended 12/31/06	Year Ended 12/31/06	Cumulative Total Return Since Inception[3]
NAV	07/28/03	5.75%	10.84%	13.91%	49.02%
Market Price	07/28/03	6.66%	17.15%	6.79%	43.60%

Fund Facts

Ticker	NYSE: LBC
Market Price (12/31/2006)	$15.18
Net Asset Value (NAV)	$15.05
Premium / (Discount)	0.86%
Shares outstanding:	12,252,442
CUSIP number:	525178 10 9
Inception Date:	7/28/03

Portfolio Characteristics

Portfolio Turnover	111.49%
Expense Ratio	1.49%
Wtd. Avg. Maturity	7.90 Years
Average Coupon	8.25%
Average Credit Quality	B
Portfolio Composition – % High Yield	93.5%

Capital Structure and Leverage ($ mm)

Total Net Assets	$274.6
Net Assets Attributable to Common Shares	$184.4
Net Assets Attributable to Preferred Shares	$90.2
Net Assets Attributable to Other Borrowings	–
Leverage (% of total net assets)	32.8%

Credit Quality Breakdown (% of Total Investments and Cash)

Market Price and NAV Performance

Top Industries (% of Total Investments)

Maturity Breakdown (% of Total Investments
and Cash)

1.  Unless noted, data at or for the year ended December 31, 2006. High yield securities, also known as "junk bonds," are subject to additional risks such as the increased risk of default. Portfolio holdings are subject to change.

2.  Performance for NAV and Market Price assume reinvestment of all dividends and capital gains. Shares of the Fund fluctuate in value. Fund performance changes over time and currently may be different from that shown as of 12/31/06. Past performance is no guarantee of future results. More current Fund performance information can be obtained by visiting the Fund's website at www.lbftincomeopportunity.com.

3.  Not annualized.

lehman brothers first trust income opportunity fund annual report 2006 lehman brothers first trust income opportunity fund

schedule of investments

December 31, 2006

Principal Amount	Description	S&P Ratings*	Moody's Ratings*	Fitch Ratings*	Value (a)
Corporate Debt — 142.2%
	Automotive — 17.5%
$835,000	Ford Motor Co., Global Note 7.450%, 7/16/2031	B	Caa	B	$655,475
1,610,000	Ford Motor Credit Co., Global Note 7.375%, 10/28/2009	B	B	BB	1,613,429
5,710,000	Ford Motor Credit Co., Global Note 7.375%, 2/01/2011	B	B	BB	5,652,575
6,870,000	Ford Motor Credit Co., Note, 144A 9.750%, 9/15/2010	B	B	BB	7,308,375
1,410,000	Ford Motor Credit Co., Senior Unsecured Note 8.000%, 12/15/2016	B	B	BB	1,393,291
5,475,000	General Motors Acceptance Corp., Global Note 6.875%, 9/15/2011	BB	Ba	BB	5,615,697
1,300,000	General Motors Acceptance Corp., Note 8.000%, 11/01/2031	BB	Ba	BB	1,492,488
1,765,000	General Motors Acceptance Corp., Senior Note 7.000%, 2/01/2012	BB	Ba	BB	1,820,915
5,910,000	General Motors Corp., Senior Note 8.250%, 7/15/2023	B	Caa	B	5,496,300
685,000	Goodyear Tire & Rubber Co., Senior Note 9.000%, 7/01/2015	B	B	CCC	717,537
540,000	Goodyear Tire & Rubber Co., Senior Note, 144A 8.625%, 12/01/2011	B	B	CCC	557,550
					32,323,632
	Beverages, Food & Tobacco — 0.8%
1,345,000	SUPERVALU, Inc., Senior Note 7.500%, 11/15/2014	B	B	B	1,402,434
	Chemicals — 4.2%
1,550,000	AmeriGas Partners, LP, Senior Note 7.250%, 5/20/2015	NR	B	BB	1,569,375
670,000	AmeriGas Partners, LP/AP Eagle Finance Corp., Senior Note 7.125%, 5/20/2016	NR	B	BB	670,000
780,000	Chemtura Corp., Guaranteed Note 6.875%, 6/01/2016	BB	Ba	NR	750,750
2,275,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Senior Note, 144A 9.750%, 11/15/2014	B	B	NR	2,306,281

See accompanying notes to financial statements.

lehman brothers first trust income opportunity fund

schedule of investments continued

December 31, 2006

Principal Amount	Description	S&P Ratings*	Moody's Ratings*	Fitch Ratings*	Value (a)
Corporate Debt — continued
	Chemicals — continued
$760,000	Lyondell Chemical Co., Guaranteed Senior Note 8.250%, 9/15/2016	B	B	BB	$798,000
1,745,000	PQ Corp., Senior Subordinated Note 7.500%, 2/15/2013	B	B	NR	1,718,825
					7,813,231
	Coal — 3.2%
2,150,000	Arch Western Finance LLC, Guaranteed Senior Note 6.750%, 7/01/2013	BB	B	NR	2,133,875
3,240,000	Massey Energy Co., Senior Note 6.875%, 12/15/2013	B	B	NR	3,045,600
775,000	Peabody Energy Corp., Senior Note 6.875%, 3/15/2013	BB	Ba	BB	794,375
					5,973,850
	Commercial Services — 10.6%
1,375,000	Allied Waste North America Inc., Senior Note 7.250%, 3/15/2015	BB	B	B	1,376,719
2,680,000	Cardtronics, Inc., Senior Subordinated Note 9.250%, 8/15/2013	B	B	NR	2,820,700
1,745,000	Education Management LLC/Education Management Corp., Senior Note, 144A 8.750%, 6/01/2014	CCC	B	NR	1,806,075
3,645,000	Knowledge Learning Corp., Inc., Senior Subordinated Note, 144A 7.750%, 2/01/2015	B	B	NR	3,490,087
3,105,000	Language Line, Inc., Senior Subordinated Note 11.125%, 6/15/2012	CCC	B	NR	3,229,200
3,105,000	Monitronics International, Inc., Senior Subordinated Note 11.750%, 9/01/2010	B	B	NR	3,101,119
2,465,000	Service Corp. International, Senior Note 7.000%, 6/15/2017	BB	B	NR	2,495,812
1,200,000	Service Corp. International, Senior Note 7.375%, 10/01/2014	BB	B	NR	1,254,000
					19,573,712
	Communications — 4.5%
1,335,000	Dycom Industries, Inc., Senior Subordinated Note 8.125%, 10/15/2015	B	Ba	NR	1,381,725

See accompanying notes to financial statements.

lehman brothers first trust income opportunity fund annual report 2006

December 31, 2006

Principal Amount	Description	S&P Ratings*	Moody's Ratings*	Fitch Ratings*	Value (a)
Corporate Debt — continued
	Communications — continued
$2,200,000	Intelsat Bermuda, Ltd., Guaranteed Senior Note, 144A 9.250%, 6/15/2016	B	B	BB	$2,365,000
1,815,000	Intelsat Subsidiary Holding Co., Ltd., Guaranteed Senior Note 8.625%, 1/15/2015	B	B	BB	1,887,600
825,000	L-3 Communications Corp., Senior Subordinated Note, Series B 6.375%, 10/15/2015	BB	Ba	BB	816,750
1,830,000	L-3 Communications Corp., Senior Subordinated Note 7.625%, 6/15/2012	BB	Ba	BB	1,894,050
					8,345,125
	Computers — 1.1%
1,955,000	Sungard Data Systems, Inc., Senior Note 9.125%, 8/15/2013	B	Caa	B	2,052,750
	Containers & Packaging — 3.9%
2,145,000	Ball Corp., Guaranteed Senior Note 6.875%, 12/15/2012	BB	Ba	BB	2,187,900
1,260,000	Crown Americas Inc., Guaranteed Senior Note 7.750%, 11/15/2015	B	B	B	1,307,250
3,415,000	Owens-Brockway Glass Container, Senior Secured Note 8.750%, 11/15/2012	BB	Ba	BB	3,619,900
					7,115,050
	Electric Utilities — 7.6%
2,050,000	Dynegy-Roseton Danskammer, Pass-Through Certificates, Series B 7.670%, 11/08/2016	B	Ba	NR	2,124,312
2,485,000	Midwest Generation LLC, Senior Secured Note 8.750%, 5/01/2034	B	Ba	BB	2,696,225
3,345,000	Mirant Americas Generation Inc., Senior Note 8.300%, 5/01/2011	B	Caa	B	3,428,625
1,410,000	Mission Energy Holding Co., Senior Secured Note 13.500%, 7/15/2008	B	B	BB	1,554,525
740,000	NRG Energy, Inc., Senior Note 7.375%, 2/01/2016	B	B	B	743,700
2,105,000	NRG Energy, Inc., Senior Note 7.375%, 1/15/2017	B	B	B	2,110,262
1,500,000	TXU Corp., Series Q, Senior Note 6.500%, 11/15/2024	BB	Ba	BBB	1,413,136
					14,070,785

See accompanying notes to financial statements.

lehman brothers first trust income opportunity fund

schedule of investments continued

December 31, 2006

Principal Amount	Description	S&P Ratings*	Moody's Ratings*	Fitch Ratings*	Value (a)
Corporate Debt — continued
	Electronics — 3.7%
$1,350,000	Flextronics International Ltd., Senior Subordinated Note 6.500%, 5/15/2013	BB	Ba	BB	$1,333,125
3,305,000	Freescale Semiconductor, Inc., Senior Note, 144A 9.125%, 12/15/2014	B	B	NR	3,284,344
950,000	Freescale Semiconductor, Inc., Senior Subordinated Note, 144A 10.125%, 12/15/2016	B	NR	NR	951,187
660,000	NXP BV/NXP Funding LLC, Secured Note, 144A 7.875%, 10/15/2014	BB	Ba	NR	682,275
630,000	NXP BV/NXP Funding LLC, Senior Secured Note, 144A 9.500%, 10/15/2015	B	B	NR	645,750
					6,896,681
	Entertainment & Leisure — 12.4%
1,090,000	AMC Entertainment, Inc., Series B, Senior Note 8.625%, 8/15/2012	B	Ba	B	1,140,412
755,000	AMC Entertainment, Inc., Senior Subordinated Note 11.000%, 2/01/2016	CCC	B	NR	847,487
1,210,000	AMF Bowling Worldwide, Inc., Senior Subordinated Note 10.000%, 3/01/2010	CCC	B	NR	1,253,862
1,750,000	Blockbuster, Inc., Senior Subordinated Note 9.000%, 9/01/2012	CCC	Caa	CC	1,693,125
385,000	Buffalo Thunder Development Authority, Senior Secured Note, 144A 9.375%, 12/15/2014	B	B	NR	390,775
460,000	Caesars Entertainment, Inc., Senior Subordinated Note 7.875%, 3/15/2010	B	Ba	BB	479,550
1,045,000	Chukchansi Economic Development Authority, Note, 144A 8.000%, 11/15/2013	BB	B	NR	1,085,494
2,155,000	Majestic Star Casino LLC/ Majestic Star Casino Capital Corp. II, Senior Note 9.750%, 1/15/2011	CCC	Caa	NR	2,133,450
1,275,000	Mohegan Tribal Gaming Authority, Senior Subordinated Note 8.000%, 4/01/2012	B	Ba	NR	1,327,594
1,910,000	Pokagon Gaming Authority, Senior Subordinated Note, 144A 10.375%, 6/15/2014	B	B	NR	2,091,450
1,255,000	Royal Caribbean Cruises Ltd., Senior Note 7.500%, 10/15/2027	BBB	Ba	NR	1,229,601
1,475,000	San Pasqual Casino, Senior Note, 144A 8.000%, 9/15/2013	B	B	NR	1,515,562

See accompanying notes to financial statements.

lehman brothers first trust income opportunity fund annual report 2006

December 31, 2006

Principal Amount	Description	S&P Ratings*	Moody's Ratings*	Fitch Ratings*	Value (a)
Corporate Debt — continued
	Entertainment & Leisure — continued
$300,000	Station Casinos, Inc., Senior Subordinated Note 6.500%, 2/01/2014	B	Ba	NR	$266,625
5,120,000	Station Casinos, Inc., Senior Subordinated Note 6.875%, 3/01/2016	B	Ba	NR	4,595,200
3,465,000	WMG Holdings Corp., Senior Note, Step-Up 0.000%/9.500%, 12/15/2014 (c)	B	B	B	2,772,000
					22,822,187
	Forest Products & Paper — 1.8%
1,090,000	Bowater, Inc., Note 9.000%, 8/01/2009	B	B	BB	1,141,775
535,000	Bowater, Inc., Senior Note, (FRN) 8.360%, 3/15/2007	B	B	BB	540,350
310,000	Graphic Packaging International Corp., Senior Subordinated Note 9.500%, 8/15/2013	B	B	B	327,050
1,200,000	Graphic Packaging International Corp., Senior Note 8.500%, 8/15/2011	B	B	B	1,242,000
					3,251,175
	Health Care Providers — 10.8%
695,000	HCA, Inc., Senior Note 7.875%, 2/01/2011	B	Caa	CCC	696,737
6,535,000	HCA, Inc., Senior Secured Note, 144A 9.250%, 11/15/2016	BB	B	B	7,000,619
975,000	National Mentor Holdings, Senior Subordinated Note, 144A 11.250%, 7/01/2014	CCC	Caa	NR	1,035,937
740,000	Omnicare, Inc., Senior Subordinated Note 6.125%, 6/01/2013	BB	Ba	NR	708,550
2,265,000	Omnicare, Inc., Senior Subordinated Note 6.875%, 12/15/2015	BB	Ba	NR	2,236,687
2,025,000	Rural/Metro Corp., Senior Subordinated Note 9.875%, 3/15/2015	CCC	B	NR	2,106,000
1,040,000	Spheris, Inc., Senior Subordinated Note 11.000%, 12/15/2012	CCC	Caa	NR	967,200
1,720,000	US Oncology Holdings, Inc., Senior Note, (FRN) 10.675%, 3/15/2007	B	B	NR	1,767,300
710,000	US Oncology, Inc., Senior Note 9.000%, 8/15/2012	B	B	NR	749,050
2,645,000	Ventas Realty, LP/Ventas Capital Corp. REIT, Senior Note 6.500%, 6/01/2016	BB	Ba	BBB	2,711,125
					19,979,205

See accompanying notes to financial statements.

lehman brothers first trust income opportunity fund

schedule of investments continued

December 31, 2006

Principal Amount	Description	S&P Ratings*	Moody's Ratings*	Fitch Ratings*	Value (a)
Corporate Debt — continued
	House Products/Wares — 0.9%
$1,880,000	Spectrum Brands, Inc., Senior Subordinated Note 7.375%, 2/01/2015	CCC	Caa	CCC	$1,626,200
	Media - Broadcasting & Publishing — 24.1%
2,005,000	CCH I Holdings LLC, Guaranteed Senior Note 10.000%, 5/15/2014	CCC	Caa	CCC	1,731,819
5,778,000	CCH I LLC, Senior Secured Note 11.000%, 10/01/2015	CCC	Caa	CCC	5,929,673
1,350,000	Charter Communications Operating LLC/Charter Communications Capital Corp., Senior Note, 144A 8.000%, 4/30/2012	B	B	B	1,402,313
2,900,000	CMP Susquehanna Corp., Senior Subordinated Note, 144A 9.875%, 5/15/2014	CCC	B	NR	2,885,500
1,275,000	CSC Holdings, Inc., Series B, Senior Note 8.125%, 8/15/2009	B	B	BB	1,321,219
290,000	Dex Media West LLC/Dex Media Finance Co., Series B, Senior Note 8.500%, 8/15/2010	B	B	B	301,238
580,000	Dex Media West LLC/Dex Media Finance Co., Series B, Senior Subordinated Note 9.875%, 8/15/2013	B	B	B	632,200
2,960,000	Dex Media, Inc., Note 8.000%, 11/15/2013	B	B	CCC	3,048,800
505,000	DirecTV Holdings LLC, Senior Note 6.375%, 6/15/2015	BB	Ba	BB	484,169
660,000	DirecTV Holdings LLC/DirecTV Financing Co., Senior Note 8.375%, 3/15/2013	BB	Ba	BB	686,400
1,115,000	Echostar DBS Corp., Guaranteed Senior Note 7.000%, 10/01/2013	BB	Ba	BB	1,113,606
1,355,000	Echostar DBS Corp., Guaranteed Senior Note 7.125%, 2/01/2016	BB	NR	BB	1,355,000
840,000	Entercom Radio LLC/Entercom Capital, Inc., Senior Subordinated Note 7.625%, 3/01/2014	B	Ba	NR	840,000
4,290,000	Idearc, Inc., Senior Note, 144A 8.000%, 11/15/2016	B	B	NR	4,354,350
580,000	LIN Television Corp., Senior Subordinated Note 6.500%, 5/15/2013	B	B	NR	552,450
675,000	LIN Television Corp., Series B, Senior Subordinated Note 6.500%, 5/15/2013	B	B	NR	642,938

See accompanying notes to financial statements.

lehman brothers first trust income opportunity fund annual report 2006

December 31, 2006

Principal Amount	Description	S&P Ratings*	Moody's Ratings*	Fitch Ratings*	Value (a)
Corporate Debt — continued
	Media - Broadcasting & Publishing — continued
$5,770,000	Paxson Communications Corp., Senior Note, 144A, (FRN) 11.610%, 1/16/2007	CCC	Caa	NR	$5,842,125
1,580,000	Primedia, Inc., Senior Note 8.875%, 5/15/2011	B	B	NR	1,611,600
300,000	Primedia, Inc., Senior Note, (FRN) 10.749%, 2/15/2007	B	B	NR	312,000
3,130,000	RH Donnelley Corp., Senior Note 8.875%, 1/15/2016	B	B	CCC	3,286,500
1,400,000	Rogers Cable, Inc., Senior Secured Note 6.250%, 6/15/2013	BB	Ba	BB	1,410,500
1,135,000	Rogers Cable, Inc., Senior Secured Note 7.875%, 5/01/2012	BB	Ba	BB	1,226,792
1,355,000	Rogers Cable, Inc., Senior Secured Note 8.750%, 5/01/2032	BB	Ba	BB	1,646,325
1,510,000	Young Broadcasting, Inc., Senior Subordinated Note 8.750%, 1/15/2014	CCC	Caa	NR	1,308,038
485,000	Young Broadcasting, Inc., Senior Subordinated Note 10.000%, 3/01/2011	CCC	Caa	NR	460,750
					44,386,305
	Medical Supplies — 2.7%
2,125,000	CDRV Investors, Inc., Senior Note, 144A 9.860%, 12/01/2011	CCC	Caa	NR	2,071,875
3,715,000	CDRV Investors, Inc., Senior Note, Step-Up 0.000%/9.625%, 1/01/2015 (c)	CCC	Caa	NR	2,879,125
					4,951,000
	Metals — 1.5%
1,440,000	Aleris International, Inc., Senior Note, 144A 9.000%, 12/15/2014	B	B	NR	1,447,200
1,345,000	Aleris International, Inc., Senior Subordinated Note, 144A 10.000%, 12/15/2016	B	Caa	NR	1,348,363
					2,795,563
	Oil & Gas — 11.8%
660,000	Chesapeake Energy Corp., Senior Note 6.375%, 6/15/2015	BB	Ba	BB	653,400
670,000	Chesapeake Energy Corp., Senior Note 7.500%, 9/15/2013	BB	Ba	BB	697,638
2,650,000	El Paso Corp., Note 7.750%, 6/15/2010	B	B	NR	2,802,375

See accompanying notes to financial statements.

lehman brothers first trust income opportunity fund

schedule of investments continued

December 31, 2006

Principal Amount	Description	S&P Ratings*	Moody's Ratings*	Fitch Ratings*	Value (a)
Corporate Debt — continued
	Oil & Gas — continued
$920,000	El Paso Corp., Senior Note 9.625%, 5/15/2012	B	B	NR	$1,044,200
2,190,000	El Paso Natural Gas Co., Note 8.375%, 6/15/2032	B	Ba	NR	2,651,959
1,235,000	Ferrellgas Partners, LP/Ferrellgas Partners Finance Corp., Senior Note 8.750%, 6/15/2012	B	B	NR	1,265,875
840,000	Forest Oil Corp., Senior Note 7.750%, 5/01/2014	B	B	NR	854,700
1,090,000	Forest Oil Corp., Senior Note 8.000%, 12/15/2011	B	B	NR	1,133,600
3,130,000	Regency Energy Partners, LP/Regency Energy Finance Corp., Senior Unsecured Note, 144A 8.375%, 12/15/2013	B	B	NR	3,137,825
4,045,000	Sabine Pass LNG, LP, Senior Secured Note, 144A 7.500%, 11/30/2016	BB	Ba	NR	4,029,831
435,000	Southern Natural Gas Co., Note 8.000%, 3/01/2032	B	Ba	NR	508,298
855,000	Targa Resources, Inc., Senior Note, 144A 8.500%, 11/01/2013	B	B	NR	861,413
2,025,000	Transcontinental Gas Pipe Line Corp., Note 7.250%, 12/01/2026	BB	Ba	BBB	2,088,281
					21,729,395
	Pharmaceuticals — 0.7%
1,280,000	Elan Finance PLC/Elan Finance Corp., Guaranteed Senior Note, (FRN) 9.374%, 2/15/2007	B	B	NR	1,270,400
	Real Estate — 1.2%
690,000	American Real Estate Partners, LP, Senior Note 8.125%, 6/01/2012	BB	Ba	NR	712,425
1,470,000	American Real Estate Partners, LP/American Real Estate Finance Corp., Senior Note 7.125%, 2/15/2013	BB	Ba	NR	1,477,350
					2,189,775
	Restaurants — 0.8%
1,430,000	NPC International, Inc., Senior Subordinated Note 9.500%, 5/01/2014	B	Caa	NR	1,465,750

See accompanying notes to financial statements.

lehman brothers first trust income opportunity fund annual report 2006

December 31, 2006

Principal Amount	Description	S&P Ratings*	Moody's Ratings*	Fitch Ratings*	Value (a)
Corporate Debt — continued
	Retailers — 5.8%
$2,255,000	Amscan Holdings, Inc., Senior Subordinated Note 8.750%, 5/01/2014	CCC	Caa	NR	$2,195,806
640,000	Autonation, Inc., Senior Note 7.000%, 4/15/2014	BB	Ba	BB	644,800
1,020,000	Bon-Ton Department Stores Inc., Guaranteed Note 10.250%, 3/15/2014	B	B	CCC	1,042,950
660,000	GSC Holdings Corp., Guaranteed Senior Note 8.000%, 10/01/2012	B	B	NR	689,700
4,825,000	Jean Coutu Group, Inc., Senior Subordinated Note 8.500%, 8/01/2014	B	Caa	CCC	4,855,156
2,225,000	Michaels Stores, Inc., Subordinated Note, Step-Up, 144A 0.000%/13.000%, 11/01/2016 (c)	CCC	Caa	NR	1,207,063
					10,635,475
	Telephone Systems — 6.3%
1,370,000	Dobson Communications Corp., Senior Note 8.875%, 10/01/2013	CCC	Caa	CCC	1,395,688
2,695,000	Level 3 Financing, Inc., Senior Note, 144A 9.250%, 11/01/2014	CCC	B	B	2,748,900
1,020,000	Nordic Telephone Co. Holdings, Senior Note, 144A 8.875%, 5/01/2016	B	B	B	1,091,400
3,280,000	Qwest Corp., Note 8.875%, 3/15/2012	BB	Ba	BBB	3,653,100
625,000	Windstream Corp., Senior Note, 144A 8.125%, 8/01/2013	BB	Ba	BB	676,563
1,910,000	Windstream Corp., Senior Note, 144A 8.625%, 8/01/2016	BB	Ba	BB	2,091,450
					11,657,101
	Textiles, Clothing & Fabrics — 1.0%
385,000	Hanesbrands, Inc., Senior Note, 144A 8.735%, 12/15/2014	B	B	NR	391,738
1,400,000	Levi Strauss & Co., Senior Note 9.750%, 1/15/2015	B	B	B	1,508,500
					1,900,238
	Transportation — 3.3%
2,640,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Note 9.375%, 5/01/2012	B	B	B	2,818,200

See accompanying notes to financial statements.

lehman brothers first trust income opportunity fund

schedule of investments continued

December 31, 2006

Principal Amount	Description	S&P Ratings*	Moody's Ratings*	Fitch Ratings*	Value (a)
Corporate Debt — continued
	Transportation — continued
$1,040,000	Kansas City Southern de Mexico SA de CV, Senior Note, 144A 7.625%, 12/01/2013	B	B	B	$1,040,000
175,000	Stena AB, Note 9.625%, 12/01/2012	BB	Ba	NR	186,375
2,055,000	Stena AB, Senior Note 7.000%, 12/01/2016	BB	Ba	NR	1,952,250
					5,996,825
	Total Corporate Debt (Identified Cost $252,979,946)				262,223,844
	Total Investments — 142.2% (Identified Cost $252,979,946) (b)				262,223,844
	Other Assets, Less Liabilities — 6.7%				12,399,456
	Money Market Cumulative Preferred Shares plus cumulative unpaid dividends (48.9%)				(90,233,928)
	Total Net Assets Applicable to Common Shareholders — 100.0%				$184,389,372

See accompanying notes to financial statements.

lehman brothers first trust income opportunity fund annual report 2006 lehman brothers first trust income opportunity fund

notes to schedule of investments

  *  Ratings of issues shown are not audited.

  a  See Note 2a of Notes to Financial Statements.

  b  Federal Tax Information:

At December 31, 2006, the net unrealized appreciation on investments based on cost of $253,233,809 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$9,910,174
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(920,139)
Net unrealized appreciation	$8,990,035

  c  Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

  FRN  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of December 31, 2006.

  144A  Restricted security subject to restrictions on resale under federal securities law. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A, and have been deemed by the adviser to be liquid. At December 31, 2006, the value of 144A securities amounted to $73,144,670 or 39.7% of net assets applicable to common shareholders.

    Quality Profile (unaudited)

    The quality ratings of securities in the fund as of December 31, 2006 were as follows:

S&P Rating/Moody's Rating/Fitch Rating	Percent of Total Investments and Cash**
BBB/Baa/BBB	4.1%
BB/Ba/BB	40.4
B/B/B	41.0
CCC/Caa/CCC	12.1
Cash	2.4
100.0%

  **  Percentages compiled using the highest rating for each security.

See accompanying notes to financial statements.

lehman brothers first trust income opportunity fund

statement of assets & liabilities

December 31, 2006

ASSETS
Investments at cost	$252,979,946
Net unrealized appreciation	9,243,898
Investments at value	262,223,844
Cash	6,429,383
Receivable for securities sold	2,083,449
Interest receivable	4,887,856
Interest rate swap contracts, at market value (Note 2)	514,457
Prepaid expenses	5,638
Total Assets	276,144,627
LIABILITIES
Payable for securities purchased	726,784
Management fees payable	139,737
Payable for collateral on interest rate swap contracts (Note 2)	546,842
Other accrued expenses	107,964
Total Liabilities	1,521,327
Money Market Cumulative Preferred Shares (3,600 shares issued and outstanding) at liquidation value plus cumulative unpaid dividends	90,233,928
NET ASSETS APPLICABLE TO COMMON SHARES	$184,389,372
NET ASSETS CONSIST OF:
Common Shares, no par value; unlimited number of shares authorized, 12,252,442 shares issued and outstanding	$173,897,429
Undistributed net investment income	248,326
Accumulated net realized gain on investments	485,262
Net unrealized appreciation of investments and interest rate swap agreements	9,758,355
Net Assets Applicable to Common Shares	$184,389,372
COMPUTATION OF NET ASSET VALUE PER COMMON SHARE:
Net assets	$184,389,372
Common Shares issued and outstanding	12,252,442
Net Asset Value per Share	$15.05
Market Value (closing price per share on the New York Stock Exchange)	$15.18

See accompanying notes to financial statements.

lehman brothers first trust income opportunity fund annual report 2006 lehman brothers first trust income opportunity fund

statement of operations

For the Year Ended December 31, 2006

INVESTMENT INCOME
Interest	$22,825,704
Expenses Management fee	1,611,776
Investor service fee (Note 3)	134,314
Trustees' fees and expenses	45,624
Custodian fee and other service fees (Note 3)	308,333
Audit and tax services	47,500
Legal fee	130,343
Shareholder reports	59,745
Preferred shares auction	232,000
Insurance expense	48,061
Miscellaneous	41,850
Total expenses	2,659,546
Net investment income	20,166,158
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain on: Investments — net	1,519,929
Interest rate swap contracts — net	1,173,399
Change in unrealized appreciation (depreciation) of: Investments — net	5,741,674
Interest rate swap contracts — net	(888,185)
Net realized and unrealized gain on investments and interest rate swap contracts	7,546,817
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	27,712,975
LESS DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME	(4,487,200)
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES RESULTING FROM OPERATIONS	$23,225,775

See accompanying notes to financial statements.

lehman brothers first trust income opportunity fund

statement of changes in net assets

	Year Ended December 31,
	2006	2005
FROM OPERATIONS:
Net investment income	$20,166,158	$20,919,672
Net realized gain (loss) on investments and interest rate swap contracts	2,693,328	(115,972)
Net change in unrealized appreciation (depreciation) of investments and interest rate swap contracts	4,853,489	(11,421,758)
Dividends to preferred shareholders from net investment income	(4,487,200)	(2,993,978)
Net increase in net assets applicable to common shares resulting from operations	23,225,775	6,387,964
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Net investment income	(16,566,992)	(19,265,627)
Net realized gain on investments	—	(235,064)
Return of capital	—	(49,045)
	(16,566,992)	(19,549,736)
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM COMMON SHARE TRANSACTIONS (Note 7)	72,014	120,786
Total net increase (decrease) in net assets applicable to common shares	6,730,797	(13,040,986)
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of year	177,658,575	190,699,561
End of year	$184,389,372	$177,658,575
UNDISTRIBUTED NET INVESTMENT INCOME	$248,326	$—

See accompanying notes to financial statements.

lehman brothers first trust income opportunity fund annual report 2006 lehman brothers first trust income opportunity fund

financial highlights

	Year Ended December 31,				For the Period July 28, 2003 through December 31,
	2006	2005		2004	2003*
Net Asset Value, Beginning of Period (Common Shares)	$14.51	$15.58		$15.51	$14.33	(a)
Net Investment Income (b)	1.65	1.71		1.72	0.64
Net Realized and Unrealized Gain (Loss) on Investments	0.61	(0.94)		0.11	1.31
Dividends to Preferred Shareholders from Net Investment Income	(0.37)	(0.24)		(0.11)	(0.02)
Total From Investment Operations Applicable to Common Shareholders	1.89	0.53		1.72	1.93
Less Distributions to Common Shareholders From Net Investment Income	(1.35)	(1.58)		(1.55)	(0.60)
From Net Realized Gains	—	(0.02)		(0.10)	(0.02)
From Return of Capital	—	(0.00	)(g)	—	—
Total Distributions to Common Shareholders	(1.35)	(1.60)		(1.65)	(0.62)
Common Shares Offering Costs Charged to Paid-in Capital	—	—		—	(0.03)
Preferred Shares Underwriting Commissions and Offering Costs Charged to Paid in Capital	—	—		—	(0.10)
Net Asset Value, End of Period (Common Shares)	$15.05	$14.51		$15.58	$15.51
Market Value - End of Period (Common Shares)	$15.18	$15.61		$16.48	$15.91
Total Return on Net Asset Value (Common Shares) (%) (c)	13.91	3.63		11.99	12.73	(d)
Total Return on Market Value (Common Shares) (%) (c)	6.79	5.40		15.48	10.47	(d)
Ratio of Expenses (excluding interest expense) to Average Net Assets Applicable to Common Shares (%) (f)	1.49	1.53		1.48	1.42	(e)
Ratio of Interest Expense to Average Net Assets Applicable to Common Shares (%) (f)	—	—		—	0.19	(e)
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares (%) (f)	11.29	11.44		11.36	10.00	(e)
Portfolio Turnover Rate (%)	111.49	96.18		106.76	32.08
Net Assets Applicable to Common Shares, End of Period (000)	$184,389	$177,659		$190,700	$189,644

Money Market Cumulative Preferred Shares

Preferred Shares Outstanding, End of Period (000)	$90,000	$90,000	$90,000	$90,000
Asset Coverage Per Share	$76,284	$74,400	$77,975	$77,675
Involuntary Liquidation Preference Per Share	$25,000	$25,000	$25,000	$25,000
Approximate Market Value Per Share	$25,000	$25,000	$25,000	$25,000

*  Commencement of operations.

(a)  Net asset value at beginning of period reflects the deduction from the $15.00 offering price of the sales load of $0.675 per share paid by the shareholder.

(b)  Calculated using average shares outstanding during the period.

(c)  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

(d)  Not annualized.

(e)  Annualized.

(f)  Expense and net investment income ratios include accumulated and unpaid dividends.

(g)  Rounds to less than $0.01.

See accompanying notes to financial statements.

lehman brothers first trust income opportunity fund

notes to financial statements December 31, 2006

Note 1 — Organization

Lehman Brothers First Trust Income Opportunity Fund (the "Fund") was organized as a statutory trust under the laws of the state of Delaware on April 8, 2003, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. Lehman Brothers Asset Management Inc. (the "Adviser") is investment adviser to the Fund. Lehman Brothers Asset Management LLC ("LBAM LLC") is the sub-adviser to the Fund. The Fund's common shares are listed on the New York Stock Exchange under the symbol LBC.

The Fund's investment objective is to seek high total return (income plus capital appreciation). The Fund pursues its investment objective by investing its assets primarily in high yield debt securities.

Note 2 — Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Adviser to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

a) Valuation: Debt securities are valued using an independent pricing service approved by the Board of Trustees, which utilizes closing market prices, market quotations and transactions, quotations from dealers and various relationships among securities in determining value. Securities for which closing market prices or market quotations are not available or are not considered by the Adviser to be reflective of a security's market value, are valued at fair value as determined in good faith by methods established by and under the supervision of the Board of Trustees. Criteria considered in making this determination may include, but are not limited to, a review of other securities by the same issuer for which market quotations are available, recent bid and ask prices for the security, the issuer's position in and economic outlook of the industry and, if necessary, a review of similar securities in similar industries. Securities with remaining maturities of 60 days or less are valued at amortized cost. This method involves valuing a portfolio security initially at its cost and thereafter assumes a constant amortization to maturity of any discount or premium.

b) Security Transactions and Related Investment Income: Security transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on securities, is recorded on an accrual basis. Realized gains and losses on investments are recorded on the basis of identified cost.

c) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As determined on December 31, 2006, permanent differences resulting primarily from different book and tax accounting due to the tax treatment for paydown gains and losses on mortgage backed securities, the tax treatment for swaps and amortization of bond premium were reclassified at fiscal year-end by increasing undistributed net investment income by $1,136,360, decreasing undistributed realized gain by $1,137,648 and increasing paid in capital by $1,288. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	2006	2005
Ordinary Income	$21,054,192	$21,925,912
Long-Term Capital Gain	—	568,757
Return of Capital	—	49,045

lehman brothers first trust income opportunity fund annual report 2006

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	$248,326
Undistributed Long-Term Gain	739,125
Unrealized Appreciation (Depreciation)	9,504,492
Total Accumulated Earnings	$10,491,943

The difference between book basis and tax basis distributable earnings is attributable primarily to the timing differences of wash sales.

d) Repurchase Agreements: The Fund may enter into repurchase agreements with institutions that LBAM LLC has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

e) Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with institutions deemed creditworthy by the Adviser. A reverse repurchase agreement involves the sale of a security by the Fund, with an agreement to repurchase the same or substantially similar security at an agreed upon price and date. Securities purchased subject to repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase. There were no reverse repurchase agreements outstanding at December 31, 2006.

f) Interest Rate Swap Contracts: The Fund may enter into interest rate swap transactions, with institutions that the Adviser has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Money Market Cumulative Preferred Shares ("MMP"). The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by the Adviser. Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps.

The unrealized gains/losses associated with the periodic interim net interest payment are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders.

lehman brothers first trust income opportunity fund

notes to financial statements continued

At December 31, 2006, the Fund had the following open swap agreements:

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation
$22,500,000	3/15/07	Agreement with Citibank N.A. dated 3/11/04 to pay the notional amount multiplied by 2.27% and to receive the notional amount multiplied by the 1 month U.S. Dollars — London Interbank Offered Rate — British Bankers Association (USD — LIBOR — BBA).	$171,460

$22,500,000	9/28/07	Agreement with Citibank N.A. dated 9/24/04 to pay the notional amount multiplied by 3.22% and to receive the notional amount multiplied by the 1 month U.S. Dollars — London Interbank Offered Rate — British Bankers Association (USD — LIBOR — BBA).	$342,997

Periodically, the Fund receives from or deposits with, the counter party, a specific amount of cash equal to market value of the interest rate swap contracts. At December 31, 2006, the Fund had $546,842 payable for collateral on interest rate swap contracts under this arrangement.

Note 3 — Fees and Transactions with Related Parties

The Fund pays all expenses incurred in connection with the operations of the Fund. These expenses, among others, include custodian and fund accounting and administrative fees, legal and audit fees, fees and expenses of the Trustees who are not "interested persons" within the meaning of the 1940 Act ("Independent Fund Trustees"), and printing expenses.

The Fund pays the Adviser a monthly fee computed at an annual rate of 0.60% of the Fund's average daily "Managed Assets" (net assets, including assets attributable to any outstanding preferred shares, plus the aggregate principal amount of any borrowings). The Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing certain administrative services to the Fund. The Adviser has retained LBAM LLC to serve as the sub-adviser of the Fund and to manage the Fund's investment portfolio. The Adviser compensates LBAM LLC for its services as sub-adviser. The Adviser pays LBAM LLC a monthly sub-advisory fee calculated at the following annual percentage rates of the Fund's average daily Managed Assets: 0.55% on the Fund's first $25 million of Managed Assets, 0.45% on the next $25 million of Managed Assets, 0.35% on the next $50 million of Managed Assets, and 0.30% on Managed Assets that are in excess of $100 million. The Adviser and LBAM LLC are wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly traded corporation.

First Trust Portfolios L.P. ("First Trust") serves as the Fund's distribution and marketing agent, and investor servicing agent. As the Fund's distribution and marketing agent, First Trust provides certain distribution and marketing services for the Fund's common shares including preparing marketing materials and presentations, developing contacts with brokers whose clients may have an interest in acquiring Fund shares and replying to information requests from prospective investors. In consideration for these services, First Trust receives a fee paid by the Adviser.

First Trust, as the investor servicing agent, developed and maintains a website for the Fund, assists in the review of shareholder materials, assists in the dissemination of the Fund's net asset value and market price, provides ongoing shareholder and account maintenance services, replies to information requests from shareholders and aids in secondary market support. In consideration for these services, the Fund pays First Trust a monthly fee computed at the annual rate 0.05% of the Fund's average daily Managed Assets. For the year ended December 31, 2006, the Fund paid First Trust, as the investor servicing agent, a fee equal to $134,314.

The Fund pays no compensation to its officers or to its Trustees who are interested Trustees of the Adviser or its affiliates.

In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the MMP Basic Maintenance Amount, which is the minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the MMP. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, lehman brothers first trust income opportunity fund annual report 2006 to discount portfolio securities below their face value, at rates determined by the rating agencies. The Fund pays Investors Bank & Trust Company ("Investors Bank") for the preparation of this report.

Investors Bank serves as the Fund's custodian and administrator and as transfer agent, registrar and dividend paying agent for the common shares. For the year ended December 31, 2006, the Fund paid Investors Bank $308,333 for these services, which is reflected in the Statement of Operations under the caption "Custodian fee and other service fees."

Note 4 — Investment in Securities

For the year ended December 31, 2006, purchases and sales of investments, other than short-term securities, aggregated $288,502,115 and $287,474,423, respectively.

Note 5 — Money Market Cumulative Preferred Shares

The Fund is authorized to issue 3,750 MMP, each without par value. On October 22, 2003, the Fund issued 3,600 MMP with proceeds of $90,000,000 in a public offering. The underwriting commissions and offering costs of $1,236,545 were incurred in connection with the offering and were charged directly to paid-in capital of the common shares. Distributions to preferred shareholders are cumulative at a rate which is generally reset every twenty-eight days based on the results of an auction. The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25% for a regular distribution period and at a rate agreed to by the Fund and the broker-dealers for a special distribution period. For the year ended December 31, 2006, Lehman Government Securities, Inc., an affiliate of the Adviser, earned $225,000 in commissions.

The MMP are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid distributions, on any distribution payment date. The MMP are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid distributions, if the Fund defaults on its asset maintenance requirements with respect to the MMP and fails to cure such a default within the time permitted. If the distributions on the MMP shall remain unpaid in an amount equal to two full years' distributions, the holders of the MMP, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the MMP and the common shares have one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share, and vote together as a single class, except that the holders of the MMP, as a separate class, have the right to elect at least two members of the Board of Trustees and to vote under certain other circumstances specified in the Fund's Amended By-Laws. The Fund is required to maintain certain asset coverage with respect to the MMP as defined in the Fund's Amended By-Laws and the 1940 Act.

Note 6 — Distributions to Shareholders

The Fund earns income, net of expenses, daily on its investments. The Fund intends to make monthly distributions of net investment income to common shareholders, after payments of any distributions on outstanding MMP. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the year ended December 31, 2006 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay additional distributions to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. On January 12, 2007, the Fund declared three monthly distributions to common shareholders in the amount of $0.11 per share per month, payable after the close of the reporting period, on January 31, 2007, February 28, 2007 and March 30, 2007, respectively, to shareholders of record on January 24, 2007, February 21, 2007 and March 23, 2007, respectively.

Distributions to preferred shareholders are recorded daily and are payable at the end of each distribution period. Each distribution payment period for the MMP is generally twenty-eight days. For the year ended December 31, 2006, the distribution rates for MMP ranged from 4.35% to 5.35%. The distribution rate for MMP on December 31, 2006 was 5.27%. In addition, at least annually, the Fund intends to distribute net capital gains, if any.

lehman brothers first trust income opportunity fund

notes to financial statements continued

Note 7 — Shares of Beneficial Interest

The Fund's Declaration of Trust authorizes the Trustees to issue an unlimited number of common shares for the Fund, each without par value. Transactions in common shares were as follows:

	Year Ended December 31, 2006
	Shares	Amount
Shares issued pursuant to the Fund's dividend reinvestment plan	4,904	$72,014
Increase derived from capital share transactions	4,904	$72,014
	Year Ended December 31, 2005
	Shares	Amount
Shares issued pursuant to the Fund's dividend reinvestment plan	8,148	$120,786
Increase derived from capital share transactions	8,148	$120,786

Note 8 — Concentration of Credit Risk

The Fund will normally invest at least 80% of its Managed Assets in investments offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These investments are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield investments may be relatively less liquid than the market for higher-rated investments.

Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value and/or price of the Fund's shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

Note 9 — Risk Associated with the Use of Leverage

The Fund's use of leverage through the issuance of preferred shares and borrowings, as well as the economic leverage inherent in certain derivatives, including credit default swaps, creates risks for holders of common shares. There is no assurance that the Fund's leveraging strategies will be successful. If the Fund issues preferred shares or borrows money to make additional investments and the income and capital appreciation from those investments exceed the distributions payable on the preferred shares or the costs of borrowing, the Fund's investment return will be greater than if leverage had not been used. However, if the distributions payable on the preferred shares or the costs of borrowing exceed the income and capital appreciation from the additional investments, the Fund would lose money and its investment return will be lower than if leverage had not been used. Leverage creates risk which may adversely affect the return for holders of common shares, including:

(a)  the likelihood of greater volatility of net asset value and market price of the Fund's common shares;

(b)  the possibility either that common share income will fall if the preferred share distribution rate rises or the Fund's borrowing costs increase, or that common share income will fluctuate because of changes in the preferred share distribution rates or borrowing costs.

Note 10 — Indemnifications

Like many other companies, the Fund's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note 11 — Expense Allocation

Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies lehman brothers first trust income opportunity fund annual report 2006 for which the Adviser or its affiliates serve as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

Note 12 — Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission will permit investment companies with fiscal year-ends of December 31 to delay implementation of FIN 48 until June 29, 2007. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial position or results of operations.

report of independent registered
public accounting firm

To the Shareholders and Board of Trustees
Lehman Brothers First Trust Income Opportunity Fund

We have audited the accompanying statement of assets and liabilities of Lehman Brothers First Trust Income Opportunity Fund (the "Fund"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lehman Brothers First Trust Income Opportunity Fund, at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 16, 2007

lehman brothers first trust income opportunity fund annual report 2006 dividend reinvestment plan

The Fund has a Dividend Reinvestment Plan (the "Plan") commonly referred to as an "opt-out" plan. Each common shareholder will have all distributions of dividends and capital gains automatically reinvested in additional common shares by Investors Bank & Trust Company, as agent for shareholders pursuant to the Plan (the "Plan Agent"), unless the shareholder elects to receive cash or unless the shares are registered in the name of a broker-dealer or other nominee (that is, in "street name") and the respective nominee does not participate in the Plan. For Plan participants, the Plan Agent will either (i) effect purchases of common shares under the Plan in the open market or (ii) distribute newly issued common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Certain broker-dealers and nominees do not permit their clients to participate in dividend reinvestment plans. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued common shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. In the alternative, upon receipt of the participant's instructions, common shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

The Plan Agent maintains each shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to: Investors Bank & Trust Company, 200 Clarendon Street, Mail Stop OPS22, Boston, MA 02116 (Telephone) 800-988-5196.

trustees and officers table

Set forth below is information about the Trustees. The address for each Trustee is Lehman Brothers Asset Management Inc., 399 Park Avenue, New York, NY 10022.

Information about the Board of Trustees

Name, Age, and Position(1) with Fund	Length of Time Served	Principal Occupation(s)(2)	Number of Portfolios in Fund Complex Overseen by Fund Trustee(3)	Other Directorships Held Outside Fund Complex by Fund Trustee
CLASS I

Independent Fund Trustees

Faith Colish (71) Trustee	Since 2006	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	62	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Michael M. Knetter (46) Trustee	Since 2007	Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	62	Trustee, Northwestern Mutual Series Fund, Inc. since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Cornelius T. Ryan (75) Trustee	Since 2006	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation since 1981.	62	None.

Peter P. Trapp (62) Trustee	Since 2006	Regional Manager for Mid-Southern Region, Ford Motor Credit Company since September 1997; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	62	None.

Fund Trustee who is an "Interested Person"

Peter E. Sundman* (47) Chief Executive Officer, Trustee and Chairman of the Board	Since 2006	Executive Vice President, Neuberger Berman Inc. (holding company) since 1999; Head of Neuberger Berman Inc.'s Mutual Funds Business (since 1999) and Institutional Business (1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 1999; President and Director, Management since 1999; Managing Director, Neuberger since 2005; formerly, Executive Vice President, Neuberger, 1999 to December 2005; formerly, Principal, Neuberger, 1997 to 1999; formerly, Senior Vice President, Management, 1996 to 1999.	62	Director and Vice President, Neuberger & Berman Agency, Inc. since 2000; formerly, Director, Neuberger Berman Inc. (holding company), October 1999 to March 2003; Trustee, Frost Valley YMCA; Trustee, College of Wooster.

lehman brothers first trust income opportunity fund annual report 2006

Class II

Independent Fund Trustees

Name, Age, and Position(1) with Fund	Length of Time Served	Principal Occupation(s)(2)	Number of Portfolios in Fund Complex Overseen by Fund Trustee(3)	Other Directorships Held Outside Fund Complex by Fund Trustee
John Cannon (77) Trustee	Since 2006	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	62	Independent Trustee or Director of three series of Oppenheimer Funds: Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

C. Anne Harvey (69) Trustee	Since 2006	President, C.A. Harvey Associates since October 2001; formerly, Director, AARP, 1978 to December 2001.	62	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

George W. Morriss (59) Trustee	Since 2007	Formerly, Executive Vice President and Chief Financial Officer, People's Bank (a financial services company), 1991 to 2001.	62	Member, Board of Managers, Old Mutual Funds of Hedge Funds (registered hedge fund), since October 2006.

Tom D. Seip (57) Trustee	Since 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	62	Director, H&R Block, Inc. (financial services company) since May 2001; Director, America One Foundation since 1998; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

trustees and officers table continued

Fund Trustee who is an "Interested Person"

Name, Age, and Position(1) with Fund	Length of Time Served	Principal Occupation(s)(2)	Number of Portfolios in Fund Complex Overseen by Fund Trustee(3)	Other Directorships Held Outside Fund Complex by Fund Trustee
Jack L. Rivkin* (66) President and Trustee	Since 2006	Executive Vice President and Chief Investment Officer, Neuberger Berman Inc. (holding company) since 2002 and 2003, respectively; Managing Director and Chief Investment Officer, Neuberger since December 2005 and 2003, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; Director and Chairman, Management since December 2002; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	62	Director, Dale Carnegie and Associates, Inc. (private company) since 1998; Director, Solbright, Inc. (private company) since 1998.

CLASS III

Independent Fund Trustees

Robert A. Kavesh (79) Trustee	Since 2006	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	62	Formerly, Director, The Caring Community (not-for-profit); formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Howard A. Mileaf (70) Trustee	Since 2006	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	62	Director, Webfinancial Corporation (holding company) since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

lehman brothers first trust income opportunity fund annual report 2006

Name, Age, and Position(1) with Fund	Length of Time Served	Principal Occupation(s)(2)	Number of Portfolios in Fund Complex Overseen by Fund Trustee(3)	Other Directorships Held Outside Fund Complex by Fund Trustee
Edward I. O'Brien (78) Trustee	Since 2006	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	62	Director, Legg Mason, Inc. (financial services holding company) since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

William E. Rulon (74) Trustee	Since 2006	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants) until January 1997.	62	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Candace L. Straight (59) Trustee	Since 2006	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	62	Director, Montpelier Re (reinsurance company) since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company) since 2004; Director, The Proformance Insurance Company (property and casualty insurance company) since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

(1) The Board of Trustees shall be divided as equally as possible into three classes of Trustees designated Class I, Class II, and Class III. The terms of office of Class I, Class II and Class III Trustees shall expire at the annual meeting of shareholders held in 2009, 2007, and 2008, respectively, and at each third annual meeting of stockholders thereafter.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(3) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*   Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Fund by virtue of the fact that they are officers and/or directors of Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger").

trustees and officers table continued

Information about the Officers of the Trust

Set forth below is information about the officers of the Fund. The address for each officer is Lehman Brothers Asset Management Inc., 399 Park Avenue, New York, NY 10022.

Name and Age	Position and Length of Time Served(1)	Principal Occupation(s)(2)
Andrew B. Allard (45)	Anti-Money Laundering Compliance Officer since 2006	Senior Vice President, Neuberger since 2006; Deputy General Counsel, Neuberger since 2004; formerly, Vice President, Neuberger, 2000 to 2006; formerly, Associate General Counsel, Neuberger, 1999 to 2004; Anti-Money Laundering Compliance Officer, sixteen registered investment companies for which Management acts as investment manager and administrator (seven since 2002, three since 2003, four since 2004, one since 2005 and one since 2006) and one registered investment company for which Lehman Brothers Asset Management Inc. acts as investment adviser (since 2006).

Michael J. Bradler (37)	Assistant Treasurer since 2006	Vice President, Neuberger since 2006; Employee, Management since 1997; Assistant Treasurer, sixteen registered investment companies for which Management acts as investment manager and administrator (fifteen since 2005 and one since 2006) and one registered investment company for which Lehman Brothers Asset Management Inc. acts as investment adviser (since 2006).

Claudia A. Brandon (50)	Secretary since 2006	Senior Vice President, Neuberger since 2007; Vice President-Mutual Fund Board Relations, Management since 2000 and Assistant Secretary since 2004; formerly, Vice President, Neuberger 2002 to 2007 and Employee since 1999; Secretary, sixteen registered investment companies for which Management acts as investment manager and administrator (three since 1985, four since 2002, three since 2003, four since 2004, one since 2005 and one since 2006) and one registered investment company for which Lehman Brothers Asset Management Inc. acts as investment adviser (since 2006).

Robert Conti (50)	Vice President since 2006	Managing Director, Neuberger since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2007; formerly, Vice President, Neuberger, 1999 to 2003; Senior Vice President, Management since 2000; Vice President, sixteen registered investment companies for which Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004, one since 2005 and one since 2006) and one registered investment company for which Lehman Brothers Asset Management Inc. acts as investment adviser (since 2006).

Brian J. Gaffney (53)	Vice President since 2006	Managing Director, Neuberger since 1999; Senior Vice President, Management since 2000; Vice President, sixteen registered investment companies for which Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004, one since 2005 and one since 2006) and one registered investment company for which Lehman Brothers Asset Management Inc. acts as investment adviser (since 2006).

Maxine L. Gerson (56)	Chief Legal Officer since 2006 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger since 2002; Deputy General Counsel and Assistant Secretary, Neuberger since 2001; formerly, Vice President, Neuberger, 2001 to 2002; formerly, Associate General Counsel, Neuberger, 2001; Secretary and General Counsel, Management since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), sixteen registered investment companies for which Management acts as investment manager and administrator (fifteen since 2005 and one since 2006) and one registered investment company for which Lehman Brothers Asset Management Inc. acts as investment adviser (since 2006).

lehman brothers first trust income opportunity fund annual report 2006

Name and Age	Position and Length of Time Served(1)	Principal Occupation(s)(2)
Sheila R. James (41)	Assistant Secretary since 2006	Assistant Vice President, Neuberger since 2007 and Employee since 1999; Assistant Secretary, sixteen registered investment companies for which Management acts as investment manager and administrator (seven since 2002, three since 2003, four since 2004, one since 2005 and one since 2006) and one registered investment company for which Lehman Brothers Asset Management Inc. acts as investment adviser (since 2006).

Kevin Lyons (51)	Assistant Secretary since 2006	Employee, Neuberger since 1999; Assistant Secretary, sixteen registered investment companies for which Management acts as investment manager and administrator (ten since 2003, four since 2004, one since 2005 and one since 2006) and one registered investment company for which Lehman Brothers Asset Management Inc. acts as investment adviser (since 2006).

John M. McGovern (37)	Treasurer and Principal Financial and Accounting Officer since 2006	Senior Vice President, Neuberger since 2007; formerly, Vice President, Neuberger, 2004 to 2007; Employee, Management since 1993; Treasurer and Principal Financial and Accounting Officer, sixteen registered investment companies for which Management acts as investment manager and administrator (fifteen since 2005 and one since 2006) and one registered investment company for which Lehman Brothers Asset Management Inc. acts as investment adviser (since 2006); formerly, Assistant Treasurer, fifteen registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (36)	Assistant Treasurer since 2006	Vice President, Neuberger since 2006; Employee, Management since 1995; Assistant Treasurer, sixteen registered investment companies for which Management acts as investment manager and administrator (fifteen since 2005 and one since 2006) and one registered investment company for which Lehman Brothers Asset Management Inc. acts as investment adviser (since 2006).

Frederic B. Soule (60)	Vice President since 2006	Senior Vice President, Neuberger since 2003; formerly, Vice President, Neuberger, 1999 to 2003; Vice President, sixteen registered investment companies for which Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004, one since 2005 and one since 2006) and one registered investment company for which Lehman Brothers Asset Management Inc. acts as investment adviser (since 2006).

Chamaine Williams (36)	Chief Compliance Officer since 2005	Senior Vice President, Lehman Brothers Inc. since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2007; Chief Compliance Officer, sixteen registered investment companies for which Management acts as investment manager and administrator (fifteen since 2005 and one since 2006) and one registered investment company for which Lehman Brothers Asset Management Inc. acts as investment adviser (since 2005); Chief Compliance Officer, Lehman Brothers Asset Management Inc. since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC since 2003; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1) Pursuant to the Amended By-Laws of the Fund, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

trustees and officers table continued

The Fund's Statement of Additional Information includes additional information about the Trustees of the Fund as of 2003 and is available without charge, upon request, by calling 1-800-988-5196 or visiting the Fund's website at www.lbftincomeopportunity.com.

A description of the Fund's proxy voting policies and procedures is available (1) without charge, upon request, by calling 1-800-988-5196 (toll-free), (2) on the Fund's website at www.lbftincomeopportunity.com and (3) on the Securities and Exchange Commission's ("SEC's") website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2006 is available (1) on the Fund's website at www.lbftincomeopportunity.com and (2) on the SEC's website at www.sec.gov.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on May 26, 2006.

The Fund files a complete schedule of investments with the SEC for the first and third quarters of its fiscal year on Form N-Q, which is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available, upon request, without charge, by calling 1-800-877-9700 (toll-free).

lehman brothers first trust income opportunity fund annual report 2006

©2006 Lehman Brothers Inc.All Rights Reserved. LB10183

Item 2. Code of Ethics.

The code of ethics applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions of Lehman Brothers First Trust Income Opportunity Fund’s (“Registrant” or “Fund”) (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Registrant’s code of ethics is filed with this Form N-CSR under Item 11(a).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are John Cannon and Howard Mileaf. Mr. Cannon and Mr. Mileaf are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $34,500 and $34,500 for the fiscal years ended 2005 and 2006, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $6,000 and $6,250 for the fiscal years ended 2005 and 2006, respectively.  The nature of the services provided involved agreed upon procedures reporting for the Preferred Shares.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $8,700 and $8,700 for the fiscal years ended 2005 and 2006, respectively.  The nature of the services provided was tax compliance, tax advice, and tax planning.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning by E&Y that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant, Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $14,700 and $14,950 for the fiscal years ended 2005 and 2006, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5.  Audit Committee of Listed Registrants.

The Board has established a separately-designated, standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Its members are John Cannon, Howard A. Mileaf, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp.

Item 6.  Schedule of Investments.

The complete schedule of investments for the Fund is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of the Registrant has delegated to the Registrant’s sub-advisor (the “Sub-Advisor”) the authority to vote proxies on behalf of the Fund and has approved the Sub-Advisor’s proxy voting guidelines and procedures.  A copy of the Sub-Advisor’s proxy voting procedures and guidelines are filed with this Form N-CSR under Item 12(c).

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Ann H. Benjamin and Thomas P. O’Reilly have served as portfolio managers for the Fund.  Ms. Benjamin is the managing director and chief investment officer of high yield for Lehman Brothers Asset Management LLC (“LBAM LLC”).  She serves as the lead portfolio manager for all of LBAM LLC’s high yield strategy accounts. She has been with LBAM LLC since March 1, 1997.

Mr. O’Reilly has served as portfolio and credit analyst for the Fund.  He is a senior vice president and portfolio manager for LBAM LLC.  He serves as portfolio and credit analyst for all of LBAM LLC’s high yield strategy accounts. He has been with LBAM LLC since July 1, 1997.

Other Accounts Managed by Portfolio Managers as of 12/31/06

The table below contains information about other accounts managed by the Fund’s primary portfolio managers.

	Ann H. Benjamin	Thomas P. O’Reilly
Registered Investment Companies
Total Accounts Managed	4	4
Total Assets Managed	$871 million	$871 million
Accounts with Performance Fees	None	None
Assets with Performance Fees	None	None
Other Pooled Investment Vehicles
Total Accounts Managed	6	6
Total Assets Managed	$162.6 million	$162.6 million
Accounts with Performance Fees	None	None
Assets with Performance Fees	None	None
Other Accounts
Total Accounts Managed	29	29
Total Assets Managed	$4,174.5 million	$4,174.5 million
Accounts with Performance Fees	2	2
Assets with Performance Fees	$165.8 million	$165.8 million

The Fund’s portfolio managers may manage other accounts with investment strategies similar to those of the Fund, which may suggest the potential for conflicts of interest.  LBAM LLC may charge varying fees to different accounts managed by the portfolio managers.  The Fund’s portfolio managers may participate personally in some pooled accounts, including the Fund. LBAM LCC may manage accounts with variable fees based on performance. Theoretically, these features could create an incentive for a portfolio manager to favor the higher or variable fee accounts, or accounts in which he or she participates, which may not include the Fund. However, the Fund does not anticipate that management by a Fund portfolio manager of other accounts with a similar investment strategy would conflict with the management of the Fund.  LBAM LLC has a fundamental policy to bundle trades for all accounts managed, which LBAM LLC believes promotes best execution.  LBAM LLC dedicates high yield trading personnel to focus on purchasing bonds within the levels established by the portfolio managers.  LBAM LLC observes the following practices and policies as part of its trading strategies: 1) adherence to the requirement that best execution is the sole criterion for evaluating trades; 2) policies and procedures requiring fair treatment of all clients; 3) professional conduct requirements mandating the primacy of the best interests of clients; 4) a policy against directing soft dollar credits to individual brokers on behalf of individual clients; 5) trading positions for all portfolios or accounts together; 6) seeking competitive bids for purchases and sales, to the extent possible; and 7) close attention to the orderly handling of cash flows.  LBAM LLC manages its various portfolios and accounts without regard to management fees.

Portfolio Manager Compensation

Portfolio Managers are typically compensated on the basis of a salary and an annual discretionary, performance-based bonus, which is in the form of cash and conditional equity awards (restricted stock units and/or stock options). Elements of consideration for the discretionary bonuses are overall portfolio performance in relation to their peers, ability to attract and retain clients, revenue generation, assets under management, the current market conditions and overall contribution to the Firm. Managers are also evaluated on their collaboration with their client relationship and sales staff, their franchise building activities, teamwork, people and product development and their corporate citizenship.

The percentage of compensation varies by position, experience/level and performance. In general, the more senior the investment professional, variable compensation becomes a greater portion of total compensation. As previously mentioned, all employees participate in the Lehman Brothers Equity Award program. The portion of compensation paid in equity increases as total compensation rises.

Additionally, certain key members of the investment professional staff of LBAM LLC who were previously covered by employment contracts with Lehman Brothers will receive annual payouts from an Incentive Payment Pool (“IPP”) valued at a fixed multiple of earnings for the fixed income business. Payouts begin in 2007 and extend through 2009, and have specific non-compete and non-solicitation provision restrictions.

Some accounts the Portfolio Managers manage tie compensation to performance.  However, no substantial portion of the manager’s compensation is tied directly to performance, so we believe that there are no significant incentives for them to take undue risks.

Portfolio Manager Beneficial Ownership of Shares of the Fund as of 12/31/06

Name of Portfolio Manager	Dollar Range of Shares in the Fund

Ann H. Benjamin	$50,001 to $100,000
Thomas P. O’Reilly	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	A copy of the Code of Ethics is filed herewith

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable

(b)	Section 906 Certifications are filed herewith.

(c)	Proxy voting procedures and guidelines are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Exchange Act and the Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lehman Brothers First Trust Income Opportunity Fund

By: /s/Peter E. Sundman
Peter E. Sundman
Chief Executive Officer
Date: March 9, 2007

Pursuant to the requirements of the Exchange Act and the Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/Peter E. Sundman
Peter E. Sundman
Chief Executive Officer
Date: March 9, 2007

By: /s/John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer
Date: March 9, 2007